UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2010

Commission File Number of issuing entity:
333-159791-02

SEQUOIA MORTGAGE TRUST 2010-H1

(Exact name of issuing entity)

Commission File Number of depositor:
333-159791-01

SEQUOIA RESIDENTIAL FUNDING, INC.

 (Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC.

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (415) 389-7373

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 28, 2010, Sequoia Residential Funding, Inc. (the “Depositor”) caused the issuance and sale of the Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates, Series 2010-H1, Class A-1 (the “Certificates”), in the approximate aggregate principal amount of $230,703,000, pursuant to a Pooling Agreement, dated as of April 1, 2010, between the Depositor and Wells Fargo Bank, N.A., as trustee (in such capacity, the “Trustee”).  Certain Certificates were sold by the Depositor to Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as underwriters, pursuant to the Underwriting Agreement dated April 23, 2010.  The mortgage loans are being serviced, and were sold to RWT Holdings, Inc. (the “Seller”), pursuant to a Master Mortgage Loan Purchase and Servicing Agreement (the “Servicing Agreement”), dated as of March 1, 2010, between the Seller and CitiMortgage, Inc. (the “Servicer”).  In connection with the offering of the Certificates, the Seller and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller will convey to the Depositor all of its interest in the mortgage loans.  The Seller assigned its rights under the Servicing Agreement with respect to the mortgage loans to the Depositor, and the Depositor assigned such rights to the Trustee for the benefit of the holders of the Certificates, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 28, 2010, among the Seller, the Depositor, the Trustee and the Servicer.  Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2010-H1, pursuant to a Custodial Agreement, dated as of April 1, 2010, among Wells Fargo Bank, N.A., as custodian, the Depositor and the Seller.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable.

(d)           Exhibits:   The following final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit
Number

10.1     Final executed Pooling Agreement, dated as of April 1, 2010, between Sequoia Residential Funding, Inc., as depositor, and Wells Fargo Bank, N.A., as trustee.

10.2     Final executed Assignment, Assumption and Recognition Agreement, dated as of April 28, 2010, among RWT Holdings, Inc., as seller, Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, and CitiMortgage, Inc., as servicer.

10.3     Final executed Mortgage Loan Purchase and Sale Agreement, dated as of April 28, 2010, between RWT Holdings, Inc., as seller, and Sequoia Residential Funding, Inc., as depositor.

10.4     Final executed Custodial Agreement, dated as of April 1, 2010, among Wells Fargo Bank, N.A., as custodian, RWT Holdings, Inc., as seller, and Sequoia Residential Funding, Inc., as depositor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:  /s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

Dated:  April 28, 2010

Exhibit 10.1

Final Executed Pooling Agreement, dated as of April 1, 2010, between Sequoia Residential Funding, Inc., as depositor, and Wells Fargo Bank, N.A., as trustee.

Exhibit 10.2

Final Executed Assignment, Assumption and Recognition Agreement, dated as of April 28, 2010, among RWT Holdings, Inc., as seller, Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, and CitiMortgage, Inc., as servicer.

Exhibit 10.3

Final Executed Mortgage Loan Purchase and Sale Agreement, dated as of April 28, 2010, between RWT Holdings, Inc., as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.4

Final Executed Custodial Agreement, dated as of April 1, 2010, among Wells Fargo Bank, N.A., as custodian, RWT Holdings, Inc., as seller, and Sequoia Residential Funding, Inc., as depositor.